Reversals (Impairments) of tangible and intangible assets and right-of-use assets	12 Months Ended
Dec. 31, 2023
Reversals (Impairments) of tangible and intangible assets and right-of-use assets
Reversals (Impairments) of tangible and intangible assets and right-of-use assets

15 Reversals (Impairments) of tangible and intangible assets and right-of-use assets. Sensitivity of outcomes to decarbonisation scenarios

The recoverability test of carrying amounts of oil&gas cash generating units (CGUs) is the most important of the critical accounting estimates in the preparation of Eni’s consolidated financial statements. This owes to the relative weight of the invested capital in the sector on total consolidated assets.

Future expected cash flows associated with the use of oil&gas assets are based on management’s judgment and subjective evaluation about highly uncertain matters like future hydrocarbons prices, assets’ useful lives, projections of future operating and capital expenditures, including CO2 emission costs relating to geographies where legal obligations are present, the volumes of reserves that will ultimately be recovered and costs of decommissioning oil&gas assets at the end of their useful lives.

The hydrocarbon prices are forecasted as part of Eni's scenario, which considers macroeconomic and industry projections, policies, regulations, and technologies (in place or foreseeable) and providing a holistic and consistent framework for the economic and energy variables of interest. These forecasts incorporate management’s best estimate of the various energy market fundamentals while considering the changing market environment and challenges related to the energy transition. Eni’s scenario is constantly benchmarked against the market view of investment banks and energy consultants.

Below are the main price assumptions for assessing the recoverability of oil&gas assets, expressed in 2022 real terms for comparability with the IEA scenario:

	2024	2027	2030	2040	2050
Brent $/bbl	73	68	68	58	48
TTF natural gas price $/mmBtu	8.7	9.9	6.8	6.8	6.2

This scenario does not differ significantly from the one adopted in the previous reporting year, with the exception of forecasts of lower natural gas prices in the short term. Actual hydrocarbons prices utilized in the calculation of future revenues of oil&gas assets in the impairment review are derived from the main market benchmarks by applying appropriate price differentials, which were estimated by the management to consider factors like crude qualities, different indexation mechanisms and regional price trends.

The discount rate of the future cash flows of the CGUs was estimated as the weighted average cost of equity (Ke) and net borrowings, based on the Capital Asset Pricing Model methodology. Specifically, the cost of equity considers both a premium for the non-diversifiable market risk measured on the basis of the long-term returns of the S&P500, and an additional premium that considers exposure to operational risks of the countries of activity and the risks of the energy transition. For 2023, a Group cost of capital (“WAAC”) of approximately 7% was estimated and was substantially unchanged compared to 2022 due to a lower cost of equity as a consequence of the reduction in the company's financial risk, which offset the increased yields on risk-free assets. The Group WACC is adjusted to account for the specific operational risks of each geography against the average portfolio, where oil&gas activities are conducted, by adding a corrective factor (WACC adjusted on a country-by-country basis).

The impairment test was performed at all of the Group’s oil&gas CGUs based on the price scenario of  management and the country WACCs described above, which substantially confirmed the carrying amounts of the properties, with the exception of some assets which were marked to their lower recoverable values due to downward reserves revisions and expected reductions in natural gas prices, recognizing approximately €1 billion of net impairment losses. The geographical areas involved were mainly Alaska, Gulf of Mexico, Turkmenistan and Australia in relation to reserves revisions and gas assets in Italy in relation to gas prices. The post-tax discount rates were comprised in a range 6.0% - 7.5%; the pre-tax discount rates for the main net impairment losses were set to 5.1% in Italy and 20.3% in Alaska.

The value in use (VIU) of the oil&gas CGUs under the management’s scenario assumptions displayed a headroom (difference between VIU and book values) of approximately 80% of the assets’ carrying amounts, discounting the expected expenses associated with the purchase of carbon credits as part of the Company’s strategy to decarbonize its oil&gas operations also through nature-based solutions of carbon offsets. Those sensitivity analyses included assets of all consolidated entities, joint ventures and associates, excluding Vår Energi ASA and Azule Energy Holdings Ltd. Considering the judgemental nature of the assumptions underlying the estimate of the VIU, management has stress-tested its base case by applying the following sensitivity analyses to the assumptions underlying the oil&gas CGUs values-in-use of the base case: (i) a 10% haircut to hydrocarbon prices applied to all the years of the cash flow projections; (ii) a one-percentage point increase in the risk-adjusted WACCs applied to each country of operations; (iii) the projections of hydrocarbon prices and CO2 costs of the decarbonization scenario Net Zero Emission 2050 (NZE 2050) elaborated by IEA. The values-in-use of oil&gas assets calculated under the different stress-test scenarios exhibit in their entirety a headroom over the assets book values; however it is possible the incurrence of impairment losses as shown in the table below.

The results of those sensitivity tests expressed in terms of percentage ratio of the cumulated headroom of the oil&gas CGUs to their corresponding book values under each scenario and potential pre-tax income statement impacts are provided below:

	Value in use of the O&G CGUs Headroom vs Carrying amounts		Possible impairments	Assumption at 2050 in real terms USD 2022
	Tax-deductible CO2 charges	Non tax-deductible CO2 charges	€ billion	Brent price	European gas price	Cost of CO2
Eni's scenario	77%	-		48 $/bbl	6.2 $/mmBTU	CO2 costs projections in the EU/ETS + projections of forestry costs
10% haircut of Eni's prices assumptions	56%	-	(1.0)			CO2 costs projections in the EU/ETS + projections of forestry costs
Eni's scenario with +1% increase in WAAC	67%	-	(0.2)			CO2 costs projections in the EU/ETS + projections of forestry costs
IEA NZE 2050 scenario	28%	23%	(3.2) - (4.3)	25 $/bbl	4.1 $/mmBTU	250-180$ per tonne of CO2 (*)

(*) Range of values depending on advanced or emerging economies with or without net zero commitments. For low-income economies a lower cost is expected.

These sensitivities do not consider possible actions to mitigate a changed price environment, such as rescheduling and/or cancellation of planned development activities, contractual renegotiations, costs efficiencies or actions aimed at accelerating the pay-back period.

Sensitivity was not applied to Chemicals and Gas power generation business lines considering the immateriality of the residual book values of property, plant and equipment (€581 million and €766 million, respectively) and of economic-technical lives, while no impact can be associated for refineries considering that their book values are zero.